UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2011

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XUN ENERGY, INC.
(Exact name of registrant as specified in its charter)

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Nevada	000-53466	26-1616719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12518 NE Airport Way Suite 148 No, 156 Portland, Oregon 97230
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (775) 200-0505 Not applicable. (Former name or former address, if changed since last report):

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 15, 2011, Xun Energy, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) under Items 2.01, 5.06 and 9.01 to report consummation of three oil and gas lease assignments in Kentucky (the “Original 8-K”).  This Current Report on Form 8-K/A amends the Original 8-K to incorporate by reference certain information contained in the Company’s Form 10-K for the year ended May 31, 2010 filed with the SEC on August 30, 2010 (the “Form 10-K”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends Item 2.01 of the Original 8-K to incorporate by reference Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of the Form 10-K.

Item 9.01 Financial Statements and Exhibits

This Current Report on Form 8-K/A amends Item 9.01(a) and Item 9.01(b) of the Original 8-K to incorporate by reference Item 8 (Financial Statements and Supplementary Data) of the Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 2, 2012

XUN ENERGY, INC.

/s/ Jerry G. Mikolajczyk

By: Jerry G. Mikolajczyk

Title: President/CEO